UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Lexington Avenue

New York, New York 10017

(Address of principal executive offices) (Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without par value	TRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 21, 2025, The Travelers Companies, Inc. (the “Company”) entered into an Underwriting Agreement (the “Agreement”) with BofA Securities, Inc., BNY Mellon Capital Markets, LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Schedule 1 of the Agreement, for the issuance and sale by the Company of $500,000,000 aggregate principal amount of the Company’s 5.050% Senior Notes due 2035 (the “2035 Notes”) and $750,000,000 aggregate principal amount of the Company’s 5.700% Senior Notes due 2055 (the “2055 Notes” and, together with the 2035 Notes, the “Notes”). The foregoing description is qualified by reference to the Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated by reference herein. Further information concerning the Notes and related matters is set forth in the Company’s Prospectus Supplement, dated July 21, 2025, which was filed with the Securities and Exchange Commission on July 23, 2025.

The Agreement is not intended to provide factual information or other disclosure other than with respect to the terms of the Agreement itself, and you should not rely on it for that purpose. In particular, any representations and warranties made by us in the Agreement were made solely as of the dates specified in the Agreement, within the specific context of the Agreement, including subject to the qualifications and limitations agreed to by the parties, and only to the other express parties to the Agreement. No other person may rely on such representations and warranties.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 21, 2025.

5.4	Opinion of Wendy C. Skjerven, Esq.

5.5	Opinion of Simpson Thacher & Bartlett LLP.

23.2	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.5).

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2025	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Christine K. Kalla
	Name:	Christine K. Kalla
	Title:	Executive Vice President and General Counsel

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